HepaLife Version 080508

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY (A) WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER, OR AN EXEMPTION FROM, THE PROSPECTUS AND REGISTRATION REQUIREMENTS OF THE 1933 ACT, OR (B) IN CANADA OR TO RESIDENTS OF CANADA EXCEPT PURSUANT TO PROSPECTUS EXEMPTIONS UNDER THE APPLICABLE PROVINCIAL SECURITIES LAWS AND REGULATIONS OR PURSUANT TO AN EXEMPTION ORDER MADE BY THE APPROPRIATE PROVINCIAL SECURITIES REGULATOR(S), IN EACH CASE AS EVIDENCED BY AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY.

SUBSCRIPTION AGREEMENT

BY AND BETWEEN

A.

HEPALIFE TECHNOLOGIES, INC., a Florida corporation having its principal office at the address set forth on the signature page hereto (the “Company”);

AND

B.

The undersigned subscriber, an entity, having an office or residential address, as the case may be, at the address set forth on the signature page hereto (the “Subscriber”).

RECITALS

WHEREAS, the Company is offering on a no minimum basis (the “Offering”) up to an aggregate of 14,117,647 units (the “Offered Units”) at a price of US $0.425 per Offered Unit or $6,000,000 in the aggregate; each Offered Unit consists of one (1) share (the “Unit Shares”) of the Company’s common stock, $0.001 par value per share and one (1) Series C Non-redeemable Warrant (in the form of Exhibit A hereto) to purchase a share of common stock at $0.55 per share for a period of 24 months from the date of issuance (the “Series C Warrants”);

WHEREAS, the Company is conducting the Offering without any private placement memorandum and will offer and sell Offered Units, in reliance on, among others, the exemptions from the registration requirements of the US Securities Act of 1933 as amended (the “1933 Act”) afforded by Regulation D (“Regulation D”) and  Regulation S (“Regulation S”) each as promulgated pursuant to the 1933 Act, only to investors (the “Qualified Investors”) who either are (i) residents of the United States and are “accredited investors” as defined in Regulation D or (ii) residents of British Columbia, Canada, and who satisfy the prospectus delivery exemption requirements of Section 2.3 and/or 2.5 of National Instrument 45-106 Prospectus and Registration Exemptions  (“NI-45-106”);

WHEREAS, subject to the terms and conditions set forth herein the Subscriber desires to purchase from the Company and the Company desires to sell to the Subscriber the number of Offered Units (the “Subscribed for Units”) set forth on the signature page hereof.

NOW THEREFORE, in consideration of the recitals and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENTS

1.

Definitions.

“1933 Act” has the meaning ascribed thereto in the recitals to this Agreement.

“1934 Act” means the US Securities Exchange Act of 1934, as amended.

“Accredited Investor” means with respect to any non-Canadian Person a Person who is an accredited investor as that term is defined in Regulation D, as promulgated pursuant to the 1933 Act, and with respect to any Canadian Person, a Person who is an accredited investor as that term is defined in NI-45-106.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

“Aggregate Purchase Price” has the meaning ascribed thereto in Section 2.2 hereof.

“Agreement” means this Subscription Agreement.

“Base Share Price” has the meaning ascribed thereto in Section 11.16 hereof.

“BC Investor Questionnaire” has the meaning ascribed thereto in Section 3(d) hereof.

“BC Representation Letter” has the meaning ascribed thereto in Section 3(d) hereof.

“BCSC” has the meaning ascribed thereto in Section 8.3(b) hereof.

 “Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are closed.

“Canadian Securities Laws” has the meaning ascribed thereto in Section 8.3(b) hereof.

“Closing” has the meaning ascribed thereto in Section 2.5(a) hereof.

“Closing Date” has the meaning ascribed thereto in Section 2.5 (a) hereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means shares of the Company's common stock, $0.001 par value, or such securities that such stock shall hereafter be reclassified into.

“Company” has the meaning ascribed thereto in the preamble.

“Effective Date” has the meaning ascribed thereto in Section 11.17 hereof.

“Exercise Price” means the exercise price of the Warrants as the same may from time to time be adjusted.

“Family and Friends” has the meaning ascribed thereto in Section 8.3(b) hereof.

“Filing Date” has the meaning ascribed thereto in Section 10.2 hereof.

“NI-45-106” has the meaning ascribed thereto in the recitals to this Agreement.

“Offered Shares” means the Unit Shares and the Warrant Shares.

“Offered Units” has the meaning ascribed thereto in the recitals to this Agreement.

“Offering” means the offering of Offered Units.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Plan” has the meaning ascribed thereto in Section 8.1(k) hereof.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Qualified Investors” has the meaning ascribed thereto in the recitals to this Agreement.

“Registration Rights Agreement” has the meaning ascribed thereto in Section 3 (c)

hereof.

“Registrable Securities” has the meaning ascribed thereto in Section 10.1 hereof.

“Registration Statement” has the meaning ascribed thereto in Section 10.2 hereof.

“Regulation D” has the meaning ascribed thereto in the recitals to this Agreement.

“Regulation D Investor Questionnaire” means the Investor Questionnaire delivered by the Subscriber   pursuant to Section 3(e) hereof.

“Regulation D Investor Representative Acknowledgment” means the Investor Representative Acknowledgment delivered by the Subscriber pursuant to Section 3(e) hereof.

“Regulation S” has the meaning ascribed thereto in the recitals to this Agreement.

“Required Effectiveness Date” has the meaning ascribed thereto in Section 10.2 hereof.

“SEC Filings” has the meaning ascribed thereto in Section 7.5 hereof.

“Series C Warrants” has the meaning ascribed thereto in the recitals to this Agreement.

“Subscribed for Units” has the meaning ascribed thereto in the recitals to this Agreement.

“Subscriber” has the meaning ascribed thereto in the recitals to this Agreement.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Unit Purchase Price” has the meaning ascribed thereto in Section 2.2 hereof.

“Unit Shares” has the meaning ascribed thereto in the recitals to this Agreement.

“U.S. Person” has the meaning ascribed thereto in Regulation S.

“Warrants” shall mean the Series C Warrant.

“Warrant Shares” means, collectively, the shares of the Company’s common stock issuable upon the exercise of the Warrants.

2.

Subscription and Purchase of Shares; Closing.

2.1

Subscription and Purchase of Shares.

(a)  Subject to the terms and conditions herein set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company the Subscribed for Units, at a price of US$0.425 per Subscribed for Unit.

(b)  The Subscriber acknowledges that this Agreement may be accepted or rejected by the Company with respect to all or part of the amount subscribed and that, to the extent the subscription may be rejected, the accompanying cash subscription payment will be refunded without payment of interest and without deduction of expenses.

2.2

Payment of Purchase Price.

Simultaneously with the execution and delivery of this Agreement by the Subscriber, the Subscriber shall deliver to the company a dollar amount equal to (x) the number of Subscribed for Units multiplied by (y) the Unit Purchase Price (the “Aggregate Purchase Price”) by wire transfer of funds pursuant to wiring instructions provided by the Company.

2.3

Limitations of Offering.

The Subscriber acknowledges that the Company is offering and selling the Offered Units only to Qualified Investors. In order to assist the Company in determining whether the Subscriber is an accredited investor, in the case of Subscribers resident in British Columbia, Canada, the Subscriber has delivered to the Company a completed and signed BC Investor Questionnaire and BC Representation Letter; and in the case of all other Subscribers who are US Persons, a Regulation D Investor Questionnaire and, to the extent applicable, the Regulation D Investor Representative Acknowledgment.

2.4

No Minimum Number of Offered Units Need be Sold.

The Subscriber acknowledges that the Company is offering and selling the Offered Units on a no minimum basis, and further acknowledges and understands that since there is no minimum number of Offered Units to be sold, none of the subscription proceeds will be held in an escrow account and all funds will be immediately available to, and for use by, the Company. Subscriber further acknowledges that it may be the only investor in the Offering.

2.5

Closing.

(a)

The Company will consummate the Offering (the “Closing”), at the offices of the Company, no event later than 5:00 pm (local Boston, MA, time) no later than May 31, 2008 (the “Closing Date”).

(b)

At a Closing, the Company in its sole discretion shall either (i) accept this subscription (in whole or in part) and shall cause its stock transfer agent to deliver to the Subscriber certificate(s) for the Subscribed for Units, all against delivery to the Company of the Aggregate Purchase Price for the Subscribed for Units; or (ii) reject this subscription (or portion thereof) and return or cause to be returned to the Subscriber, without interest, his/her/its subscription payment or such portion thereof applicable to the rejected portion of the Subscribers subscription. The Company shall also deliver to the Subscriber a countersigned copy of this Subscription Agreement and the Registration Rights Agreement, effective as of the Closing Date.

2.6

Use of Proceeds.

The Company will use the proceeds of this Offering for general working capital purposes.

3.

Subscriber’s Closing Deliveries.

At the Closing, the Subscriber’s shall have delivered to the Company:

(a)

This Agreement, duly executed by the Subscriber;

(b)

the Aggregate Purchase Price by wire transfer in accordance with written instructions provided by the Company;

(c)

a duly completed and executed Registration Rights Agreement substantially in the form of Exhibit B hereto (the “Registration Rights Agreement”);

(d)

in the case of Subscribers who are residents of British Columbia, Canada, a completed and signed Representation Letter substantially in the form of Exhibit C hereto (the “BC Representation Letter”) and Investor Questionnaire  substantially in the form of  Schedule A  to the BC Representation Letter (the “BC Investor Questionnaire”); and

(e)

in the case of Subscribers who are US Persons,  a completed and signed Investor Questionnaire substantially in the form of Exhibit D hereto (the “Regulation D Investor Questionnaire”), and to the extent applicable the Investor Representative Acknowledgment substantially in the form attached to the Regulation D Investor Questionnaire (the “Regulation D Investor Representative Acknowledgment”).

4.

Company’s Closing Deliveries.

At the Closing the Company shall have delivered to the Subscriber:

(a)

If accepted by the Company, a duly countersigned copy of this Agreement, duly executed by the Subscriber;

(b)

a duly countersigned copy of the Registration Rights Agreement;

(c)

the Series C Warrant and;

(d)

written instructions to its transfer agent to issue and deliver certificates representing the Unit Shares acquired by the Subscriber, all as more fully set forth on the signature page hereto

5.

Company’s Conditions of Closing.

The Company’s obligation to sell the Subscribed for Units is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions contained in this Section 5.

5.1

Representations, Warranties and Covenants.

The representations, warranties and covenants of the Subscriber set forth in Section 8 hereof shall be true in all material respects on and as of the Closing Date.

5.2

Closing Deliveries.

The conditions in Section 3 hereof shall have been satisfied or waived by the Company.

5.3

No Adverse Action or Decision.

There shall be no action, suit, investigation or proceeding pending, or to the Company’s knowledge, threatened, against or affecting the Company or any of its properties or rights, or any of its affiliates, associates, officers or directors, before any court, arbitrator, or administrative or governmental body that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise adversely affect the transactions contemplated by this Agreement, or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

6.

Subscriber’s Conditions of Closing.

The Subscriber’s obligation to purchase the Subscribed for Units is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions contained in this
Section 6.

6.1

Representations, Warranties and Covenants.

The representations, warranties and covenants of the Company set forth in Section 7 hereof shall be true in all material respects on and as of the Closing Date.

6.2

Closing Deliveries.

The conditions in Section 4 hereof shall have been satisfied or waived by the Subscriber.

6.3

No Adverse Action or Decision.

There shall be no action, suit, investigation or proceeding pending, or to the Company’s knowledge, threatened, against or affecting the Company or any of its properties or rights, or any of its affiliates, associates, officers or directors, before any court, arbitrator, or administrative or governmental body that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise adversely affect the transactions contemplated by this Agreement, or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

7.

Representations and Warranties of the Company.

The Company represents, warrants and covenants to the Subscriber that:

7.1

Corporate Existence.

The Company is a Company duly organized, legally existing, and in good standing under the laws of the State of Florida with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.

7.2

Authorization; Enforcement.

The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company.  When executed and delivered in accordance with the terms hereof, this Agreement shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. Anything herein to the contrary notwithstanding, this Agreement shall not become a binding obligation of the Company until it has been accepted by the Company as evidenced by its execution by a duly authorized officer.

7.3

Agreement Not in Conflict.

The execution and delivery of this Agreement by the Company and the completion of the transactions contemplated hereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both): (A) any statute, rule or regulation applicable to the Company; (B) the charter documents, by-laws or resolutions of the Company which are in effect at the date hereof; (C) any mortgage, note, indenture, contract, agreement, instrument, lease or other document to which the Company is a party or by which it is bound; or (D) any judgment, decree or order binding the Company or, to the best of its knowledge, information and belief, the property or assets of the Company.

7.4

Authorized and Outstanding Capital Stock.

The Company’s authorized capital stock of consists of 300,000,000 shares of Common Stock, $0.001 par value per share and 1,000,000 shares of preferred stock, $0.10 par value per share. As of the April 28, 2008, there were 78,606,999 shares of Common Stock issued and outstanding and no preferred shares issued and outstanding.  If all of the Offered Units are sold there will be an aggregate of 92,724,646 shares of common stock issued and outstanding. The Company has reserved for issuance up to 28,235,294 shares of Common Stock for issuance in connection with the Offering.

7.5

Reporting Issuer Status.

(a) The Company is not a “reporting issuer” in any province of Canada. The Company has a reporting obligation under the 1934 Act and files current, quarterly and annual reports with the Commission on forms 8-K, 10-Q and 10-K (collectively, the “SEC Filings”). The filed material may be inspected and copied at the Public Reference Room maintained by the Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the Commission at 1-800-U.S. The Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov. Copies of such material can be obtained from the public reference section of the U.S.  Securities & Exchange Commission at prescribed rates.

(b)

 The SEC Filings made by the Company or required to have been filed by the Company during the past 12 months (the “SEC Reports”) have been so filed on a timely basis. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing):

(i) each of the SEC Reports complied in all material respects with the applicable requirements of the 1933 Act or the 1934 Act; and

(ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)

The financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC); and (iii) fairly present, in all material respects, the financial position of Company as of the respective dates thereof and the results of operations of Company for the periods covered thereby. All adjustments considered necessary for a fair presentation of such financial statements have been included.

(d)

The Company is engaged in all material respects only in the business described in the SEC Reports, and the SEC Reports contain a complete and accurate description in all material respects of the business of the Company. The Company has made available to each Subscriber through the EDGAR system true and complete copies of the SEC Reports.

7.6

Market for the Company’s Common Stock.

The Company’s common stock is quoted for trading on the over the counter bulletin board market under the symbol HPLF.

7.7

Filings, Consents and Approvals.

The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution and delivery of this Agreement and performance by the Company of the transactions contemplated hereby, other than (i) filings required pursuant under the 1934 Act, (ii) the filing with the Commission of the Registration Statement, (iii) application(s), if any, to each applicable Trading Market for the listing of the Securities for trading thereon in the time and manner required thereby, (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws; and (v) filing, if applicable, of a Notice of Exempt Distribution with the British Columbia Securities Commission.

7. 8

No General Solicitation.  Neither the Company nor, to the Company’s knowledge, any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.  The Company has offered the Securities for sale only to the Subscribers and certain other “accredited investors” within the meaning of Rule 501 under the 1933 Act.

7.9

Private Placement. Assuming the accuracy of the Subscribers’ representations and warranties set forth in Section 8, no registration under the 1933 Act is required for the offer and sale of the Offered Units by the Company to the Subscribers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

7.10

Issuance of the Securities.  The Unit Shares and Warrant Shares are duly authorized and, when issued and paid for in accordance with this Agreement or the Warrant, as the case may be, will be duly and validly issued, fully paid and nonassessable.

7.11

Litigation.  Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

8.

Representations, Warranties and Acknowledgements of Subscriber.

8.1

Representations, Warranties and Acknowledgements Applicable to all Subscribers.

The Subscriber represents, warrants and covenants to the Company that:

(a)

Organization; Authority.

(1)

The Subscriber:

(i)

if a company, trust, partnership, qualified plan or other entity, it is duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its organization and is authorized and qualified to become a holder of the Subscribed for Units, the person signing this Agreement on behalf of such entity has been duly authorized to execute and deliver this agreement, and the acquisition of the Subscribed for Units by the Subscriber and the consummation by the Subscriber of the transactions contemplated hereby have been duly authorized by all necessary action to be taken on the part of the Subscriber and all necessary approvals of its directors, partners, shareholders, trustees or otherwise (as the case may be) with respect to such matters have been given or obtained; or

(ii)

if a natural person,  has the requisite power, authority and legal capacity to execute and deliver this Subscription Agreement, to perform all of his obligations hereunder and to undertake all actions required of the Subscriber hereunder;

(2)

has duly executed and delivered this Agreement and it constitutes a valid and legally binding obligation of the Subscriber, enforceable against the Subscriber, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.  The entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber, or of any agreement to which the Subscriber is a party or by which he/she/it is bound, or, if the Subscriber is not a natural person, any of the Subscriber’s charter documents.

(b)

Acquisition of Subscribed for Subscribed Units for Investment.

The Subscriber is acquiring the Subscribed for Units as principal for its own account for investment purposes only and not with a view to or for distributing or reselling the Subscribed for Units or any part thereof or interest therein, without prejudice, however, to the Subscriber’s right, subject to the provisions of this Agreement and in accordance with all applicable laws, at all times to sell or otherwise dispose of all or any part of such Subscribed for Units as otherwise permitted hereunder.

(c)

Experience of Subscriber.

The Subscriber either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating and assessing the merits and risks of the prospective investment in the Subscribed for Units, and has so evaluated the merits and risks of such investment and has determined that the Subscribed for Units are suitable to investment for him.  If the Subscriber is relying on its representatives to evaluate the risks and merits of an investment in the Offered Units, it has caused its representative to complete, execute and deliver the Investor Representative Acknowledgment.

(d)

No Advertisement.

The Subscriber is unaware of, is in no way relying on, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the Offering and is not subscribing for Offered Units and did not become aware of the Offering through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

(e)

Ability of Subscriber to Bear Risk of Investment.

The Subscriber acknowledges that the purchase of the Subscribed for Units is a highly speculative investment, involving a high degree of risk and the Subscriber is able to bear the economic risk of an investment in the Subscribed for Units; and, at the present time, is able to afford a complete loss of such investment.

(f)

No Conflict or Violation.

The execution, delivery and performance by the Subscriber of this Subscription Agreement and the completion of the transaction contemplated hereby do not and will not result in a violation of any law, regulation, order or ruling applicable to the Subscriber, and do not and will not constitute a breach of or default under any of the Subscriber's charter documents (if the Subscriber is not a natural person) or any agreement to which the Subscriber is a party or by which it is bound.

(g)

No Approval by Regulatory Authority.

The Subscriber understands that no securities commission, stock exchange, governmental agency, regulatory body or similar authority has made any finding or determination or expressed any opinion with respect to the merits of the purchase of any of the Offered Units.

(h)

No Joint Action.

Except as disclosed in writing to the Company, the Subscriber does not act jointly or in concert with any other person or company for the purposes of acquiring the Subscribed for Units.

(i)

Legal Advice.

The Subscriber is responsible for obtaining such legal advice as it considers appropriate in connection with the execution and delivery of this Agreement and the purchase of the Offered Units. The Subscriber acknowledges that it has been advised that no accountant or attorney engaged by the Company is acting as its representative, accountant or attorney in connection with this Agreement and/or the transactions contemplated hereby.

(j)

Information Provided by the Subscriber.

All information which the Subscriber has provided or is providing the Company, or to its agents or representatives concerning the Subscriber’s suitability to invest in the Company is complete, accurate and correct as of the date of the signature on the last page of this Agreement.  Such information includes, but is not limited to the Investor Questionnaire and information concerning the Subscriber’s personal financial affairs, business position and the knowledge and experience of the Subscriber and the Subscriber’s advisors.

(k)

ERISA Plans.

The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(l)

Acquisition of Shares for Investment.

The Subscriber is acquiring the Subscribed for Units as principal for its own account for investment purposes only and not with a view to or for distributing or reselling the Subscribed for Units or any part thereof or interest therein.  Except as otherwise disclosed in writing to the Company, the Subscriber is not acting jointly or in concert with any other person or company for the purposes of acquiring any of the Shares.

(m)

No Offering Memorandum.

The Subscriber acknowledges that the offering is being conducted without delivery of an offering memorandum and that it has not relied on any oral representation, warranty or information in connection with the offering of the Subscribed for Units by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company.

(n)

No Representation as to Value of Offered Units.

The Subscriber confirms that neither the Company nor any of its directors, employees, officers, consultants, agents or affiliates, has made any representations (written or oral) to the Subscriber regarding the future value of the Offered Units and acknowledges and confirms that no representation has been made to the Subscriber with respect to the listing of the Offered Units on any exchange or that application has been or will be made be made for such listing. In making its investment decision with respect to the Subscribed for Units, the Subscriber has relied solely upon publicly available information relating to the Company and the written representation made by or on behalf of the Company herein.

(o)

Conditional Sale.

The Subscriber understands that the sale and delivery of the Subscribed for Units is conditional upon such sale being exempt from the registration and prospectus requirements under applicable securities legislation or upon the issuance of such orders, consents or approvals as may be required to permit such sale and delivery without complying with such requirements. If required under applicable securities legislation or regulatory policy, or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Subscribed for Units.

(p)

Tax Consequences.

The Subscriber understands that the investment in the Subscribed for Units may have tax consequences under applicable taxation laws, that it is the sole responsibility of the Subscriber to determine and assess such tax consequences as may apply to its particular circumstances, and the Subscriber has not received and is not relying on the Company for any tax advice whatsoever.

(q)

Enforceability.

This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

(r)

Risk Acknowledgement.

The Subscriber acknowledges that the purchase of the Offered Units is a speculative investment involving substantial risks, including, but not limited to, the risks set forth in the SEC Reports, which risks the Subscriber has reviewed and considered, and are incorporated herein by reference.

(s)

Information Provided by the Company.

The Subscriber has been provided with copies of or access to all of the SEC Reports.  There has been made available the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of this offering and to obtain any additional information (to the extent the Company possesses such information or can acquire it without unreasonable effort or expense) desired or necessary to verify the accuracy of the information provided.  No oral or written representations or warranties have been made to the Subscriber by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries, other than any representations of the Company contained herein, and in subscribing for the Offered Units, the Subscriber is not relying upon any representations other than those contained herein.

(t)

Other Offerings.

Subscriber acknowledges that the Company will, from time to time, offer and sell additional shares of Common Stock on such terms and conditions as its Board of Directors, in its sole discretion, may determine. The terms and conditions of the offer and sale of any such additional shares of Common Stock may be different from and better than the terms of this Offering.

(u)

Transfer Restrictions.

1. The Subscriber acknowledges that the certificates representing Unit Shares, the Warrants and the Warrant Shares shall bear a legend substantially as follows:

“THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY (A) WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER, IN COMPLIANCE WITH REGULATION S AND/OR OTHER APPLICABLE EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, OR (B) IN CANADA OR TO RESIDENTS OF CANADA EXCEPT PURSUANT TO REGISTRATIONS AND PROSPECTUS EXEMPTIONS UNDER THE APPLICABLE PROVINCIAL SECURITIES LAWS AND REGULATIONS OR PURSUANT TO AN EXEMPTION ORDER MADE BY THE APPROPRIATE PROVINCIAL SECURITIES REGULATOR(S), IN EACH CASE AS EVIDENCED BY AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY.”

2. The Subscriber understands and acknowledges that the Company has the right not to record a purported transfer of the Subscribed for Units, without the Company being satisfied that such transfer is exempt from or not subject to (a) registration under the 1933 Act and any applicable state securities laws, and (b) the registration and prospectus requirements under Canadian Securities Laws.

3. In addition to resale restrictions imposed under U.S. federal securities law, there are additional restrictions on the Subscriber’s ability to resell the Subscribed for Units under applicable Canadian Securities Law.

4. The Subscriber understands and acknowledges that the Company is not obligated to file and, except as provided in a registration rights agreements of even date herewith between the Subscriber and the Company, has no present intention of filing any registration statement or prospectus in respect of re-sales of the Subscribed for Units with the SEC in the United States or with any of the provincial securities regulatory authorities in Canada.

5. The Subscriber confirms that it has been advised to consult its own legal and financial advisors with respect to the suitability of the Subscribed for Units as an investment for the Subscriber and the resale restrictions (including “hold periods”) to which the Subscribed for Units will be subject under applicable securities legislation and confirms that no representation has been made to the Subscriber by or on behalf of the Company with respect thereto.

6. Subscriber will not resell any Subscribed for Units except in accordance with the provisions of applicable securities legislation and stock exchange rules.

8.2

Representation By Subscribers who are US Persons As to Accredited Investor Status under Regulations.

If the Subscriber is a U.S. Person, the Subscriber represents and warrants that he is an Accredited Investor.

8.3

Additional Representations, Acknowledgements and Warranties by Subscribers Who Are Residents of British Columbia, Canada.

(a)

Regulation S.

If the Subscriber is a resident of British Columbia, Canada, the Subscriber represents, warrants, acknowledges, and covenants that:

1. he is not a “U.S. Person” as that term is defined in Rule 902 of Regulation S;

2. the Subscribed for Units are being offered and sold in reliance on the exemptions from the registration requirements of the 1933 Act provided by the provisions of Regulation S as promulgated under the 1933 Act, and that the Subscribed for Units may not be resold in the United States or to a US Person as defined in Regulation S, except pursuant to an effective registration statement or an exemption from the registration provisions of the 1933 Act as evidenced by an opinion of counsel acceptable to the Company, and that in the absence of an effective registration statement covering the Subscribed for Units or an available exemption from registration under the 1933 Act, the Subscribed for Units must be held indefinitely.  The Subscriber further acknowledges that this Agreement is not intended as a plan or scheme to evade the registration requirements of the 1933 Act;

3. he is a resident of British Columbia, Canada;

4. he is not, and on the Closing Date will not be, an Affiliate of the Company;

5. all offers and sales of the Subscribed for Units shall be made in compliance with all applicable laws of any applicable jurisdiction and, particularly, in accordance with Rules 903 and 904, as applicable, of Regulation S or pursuant to registration of the Subscribed for Units under the 1933 Act or pursuant to an exemption from registration.  In any case, none of the Subscribed for Units have been and will be offered or sold by the Subscriber to, or for the account or benefit of a U.S. Person or within the United States until after the end of a one year period commencing on the date on which this Agreement is accepted by the Company (the “Distribution Compliance Period”), except pursuant to an effective registration statement as to the Subscribed for Units or an applicable exemption from the registration requirements of the 1933 Act;

6. the Subscribed for Units have not been offered to the Subscriber in the United States and the individuals making the decision to purchase the Subscribed for Units and executing and delivering this Agreement on behalf of the Subscriber were not in the United States when the decision was made and this Agreement was executed and delivered;

7. he will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares;

8. neither the Subscriber nor any of his affiliates will directly or indirectly maintain any short position, purchase or sell put or call options or otherwise engage in any hedging activities in any of the Subscribed for Units or any other securities of the Company until after the end of the Distribution Compliance Period, and acknowledges that such activities are prohibited by Regulation S.

(b)

Canadian Exemptions Representations, Acknowledgements and

Warranties.

(1)

The Subscriber understands that it is purchasing the Subscribed for Units pursuant to certain exemptions from the registration and prospectus requirements of applicable securities legislation in Canada (the “Canadian Securities Laws”) afforded by, without limitation, Sections 2.3 [Accredited Subscribers], and 2.5 [Family, friends and business associates] of NI 45-106 and, as a consequence, (A) certain rights, remedies and protections under securities legislation will not be available to the Subscriber in connection with the purchase of the Subscribed for Units; (B) the Subscriber may not receive information that would otherwise be required to be provided to it under securities legislation; and (C) the Company is relieved from certain obligations that would otherwise apply under securities legislation;

(2)

If the Subscriber is a resident of the province of British Columbia, Canada, the subscriber represents that he is (i) purchasing the Subscribed for Units as principal and is an “accredited subscriber” as defined in NI-45-106, as adopted by the British Columbia Securities Commission (the “BCSC”) and has delivered the BC Representation Letter and the BC Investor Questionnaire, or (ii) is purchasing Subscribed for Units as a principal and is either:

(i)

a director, senior officer or control person of the Company, or of an affiliate of the Company,

(ii)

a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Company, or of an affiliate of the Company,

(iii)

a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Company or of an affiliate of the Company,

(iv)

a close personal friend of a director, executive officer or control person of the Company, or of an affiliate of the Company,

(v)

a close business associate of a director, senior officer or control person of the Company, or of an affiliate of the Company,

(vi)

a founder of the issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Company,

(vii)

a parent, grandparent, brother, sister or child of the spouse of a founder of the Company,

(viii)

a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (i) to (vii), provided such person does not have a “prohibited relationship” with the Company, as that term is defined in subsection 66(12.671) of the Income Tax Act (Canada), or

(ix)

a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (i) to (vii), provided such trust or estate does not have a “prohibited relationship” with the Company, as that term is defined in subsection 66(12.671) of the Income Tax Act (Canada).

Collectively, the categories of prospective investors described in paragraphs 5.7 (b) (2) (i) through (ix) are herein referred to as “Family and Friends”.  If the Subscriber is resident in British Columbia and is purchasing the Shares as an “accredited investor” within the meaning of NI-45-106 or as Family and Friends the Subscriber must deliver, at Closing, a duly completed, executed and delivered the BC Representation Letter.

9.

Reliance and Indemnification.

9.1

Reliance and Timeliness.

The Subscriber understands and acknowledges that (i) the Subscribed for Units are being offered and sold to the Subscriber without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon, the accuracy and truthfulness of, the foregoing representations and warranties and the Subscriber hereby consents to such reliance. The Subscriber agrees that the representations, warranties and covenants of the Subscriber contained herein (or in any representation letter or questionnaire executed and delivered by the Subscriber pursuant to the provisions hereof) shall be true and correct both as of the execution of this Subscription Agreement and as of the Closing Date, and shall survive the completion of the distribution of the Unit Shares and Warrants.  The Subscriber hereby agrees to notify the Company immediately of any change in any representation, warranty, covenant or other information relating to the Subscriber contained in this Agreement, or any exhibit hereto, which takes place prior to Closing.

9.2

Indemnification.

The Subscriber agrees to indemnify the Company, and each of its officers, directors, employees, consultants and agents from and against all losses, claims, costs, expenses, damages or liabilities that any of them they may suffer or incur as a result of or in connection with their reliance on such representations, warranties and covenants.

10.

  Registration Rights.

10.1

Registrable Securities.

The Company shall grant the Subscriber registration rights with respect to the Unit Shares and the Warrant Shares (collectively, the “Registrable Securities”) on the terms set forth in the Registration Rights Agreement and herein.

10.2

Filing Date.

Subject to the terms and conditions set forth in the Registration Rights Agreement, the Company shall prepare and file on or before the 90th day following the Closing Date (the date of such filing being the “Filing Date”), a registration statement or amendment thereto (the “Registration Statement”) covering the resale of the Registrable Securities with the SEC and shall use its best efforts to cause the Registration Statement to be declared effective by the SEC no later than 120 days following the Filing Date (the “Required Effectiveness Date”).  The Company shall pay all expenses of registration (other than underwriting fees and discounts, if any, in respect of Registrable Securities offered and sold under the registration statement by Subscriber, and legal fees incurred by the Subscribers).  The Company agrees to use its best efforts to file an initial written response to the SEC within as reasonably possible following receipt, if any, comments from the SEC.

11.

Miscellaneous.

11.1

Amendment; Waivers.

No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Subscriber; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

11.2

Survival of Representations and Warranties.

All representations, warranties and agreements contained herein or made in writing by or on behalf of any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement.

11.3

Successors and Assigns; No Third Party.

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

11.4

Notices.

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Eastern Standard Time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the this Agreement later than 4:30 p.m. (Eastern Standard Time) on any date and earlier than 11:59 p.m. (Eastern Standard Time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

The address for such notices and communications shall be as follows:

If to the Company: At the address set forth next to the Company’s acceptance of this Agreement as set forth on the signature page hereto; with copies to (which shall not constitute notice hereunder):

Sierchio Greco & Greco

110 East 59th Street, 29th Floor

New York, NY 10022

Telephone:

 212-246-3030

Facsimile:

 212-486-0208

Attention:         Joseph Sierchio, Esq.

If to the Subscriber:  At the address set forth below the Subscriber’s name on the signature page hereto; or, to such other address as may be designated in writing hereafter, in the same manner, by such party.

11.5

Headings; Gender.

The headings herein are inserted for convenience only and do not constitute a part of this Agreement.  Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Agreement are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof. Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural.

11.6

Remedies.

In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Subscriber will be entitled to specific performance of the obligations of the Company hereunder.  The Company and the Subscriber agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

11.7

Entire Agreement.

This Agreement and the other writings referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

11.8

Severability.

If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

11.9

Counterparts.

This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed execution page(s) hereof to be physically delivered to the other party within five days of the execution hereof, provided that the failure to so deliver any manually executed execution page shall not affect the validity or enforceability of this Agreement.

11.10

Maintenance of Reporting Status; Supplemental Information.

So long as any of the Warrants are outstanding, the Company shall timely file all reports required to be filed with the Commission pursuant to the 1934 Act.  During such period, the Company shall not terminate its status as an issuer required to file reports under the 1934 Act, even if the 1934 Act or the rules and regulations thereunder would permit such termination.  If at any time the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish at its expense, upon request, for the benefit of the holders from time to time of Securities, and prospective purchasers of Securities, information satisfying the information requirements of Rule 144 under the 1933 Act.

11.11

Form D; Blue Sky Laws.

The Company agrees to file a “Form D” with respect to the Offered Units as required under Regulation D of the 1933 Act and to provide a copy thereof to the Subscribers promptly after such filing.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Offered Units for sale to the Subscriber at the Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to Purchaser on or prior to the Closing Date.

11.12

Fees and Expenses.

Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses, including attorney fees, in connection with the transactions contemplated by this Agreement.

11.13

Further Assurances.

Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

11.14

No Strict Construction.

The Subscriber acknowledges that it has consented to and requested that all documents evidencing or relating in any way to the sale of the Offered Units be drawn up in the English language only. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

11.15

Currency.

All dollar references herein are to U.S. dollars unless otherwise indicated.

11.16

Subsequent Issuances of Securities.

If the Company, at any time during the period from the Closing Date until the first anniversary thereof, shall sell any Common Stock (or securities convertible into shares of Common Stock), other than pursuant to currently issued and outstanding options and warrants, provided that such  warrants and options have not been amended since the date of this Agreement to directly or indirectly effectively increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities (and including any issuances of securities pursuant to the anti-dilution provisions of any such securities) or pursuant to the Company’s employee stock option plan, at an effective price per share less than the  Purchase Price (such lower price herein referred to as the “Base Share Price”) then the number of Subscribed for Units issuable hereunder shall be increased by an amount equal to (1)the quotient of the Aggregate Purchase Price payable hereunder divided by Base Share Price less (2) the quotient of the Aggregate Purchase Price divided by the Unit Purchase Price.

11.17

Effective Date.

The “reference date” of this agreement is April 28, 2008.  However, the Closing Date shall be the “effective date” hereof.

11.18

Commissions.

The Company reserves the right to pay aggregate commissions in an amount equal to 2% of the gross proceeds to registered broker dealers with respect to the offer and sale of the Offered Units.

11.19

Governing Law; Consent to Jurisdiction.

The corporate laws of the State of Florida shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

SIGNATURES APPEAR ON THE FOLLOWING PAGE

  IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the ___ day of_______________, 2008.

  EXECUTION BY NATURAL PERSONS

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.

	x $0.425 Per Unit	= $
Units subscribed for	Purchase Price	Aggregate Purchase Price

Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Purchaser

Residence: Number and Street	Address of Additional Purchaser

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail (if available)	E-Mail (if available)

(Signature)	(Signature of Additional Purchaser)

ACCEPTANCE

The Company hereby accepts the above subscription for the Subscribed for Units effective the ____________day of ________________, 2008.

HepaLife Technologies, Inc. By:__________________ Name: Harmel S. Rayat Title: Chief Financial Officer	Address: HepaLife Technologies, Inc. 60 State Street Suite 700 Boston, MA Telephone: 800-518-4879 Facsimile: 604-659-5029

  IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the ____ day of                       , 2008.

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

 (Corporation, Partnership, LLC, Trust, Etc.)

	x $0.425 Per Unit	$
Units subscribed for	Purchase Price	Aggregate Purchase Price

Name of Entity (Please Print)

Office Address

City, State and Zip Code

Telephone Number

Fax Number (if available)

E-Mail (if available)

Tax ID Number

By:
Name: Title:
[seal]
Attest:
(If Entity is a Corporation)

Address

ACCEPTANCE

The Company hereby accepts the above subscription for the Subscribed for Units effective the ____________day of ________________, 2008.

HepaLife Technologies, Inc. By:_________________ Name: Harmel S. Rayat Title: Chief Financial Officer	Address: HepaLife Technologies, Inc. 60 State Street Suite 700 Boston, MA Telephone: 800-518-4879 Facsimile: 604-659-5029

 EXHIBIT C

REPRESENTATION LETTER

FOR

RESIDENTS OF BRITISH COLUMBIA, CANADA

TO:

HepaLife Technologies, Inc.

60 State Street

Suite 700

Boston, MA

Telephone: 800-518-4879

Facsimile: 604-659-5029

In connection with the purchase by the undersigned of Shares of the Company, the undersigned is delivering this representation letter to the Subscription Agreement between the undersigned and the Company, the undersigned hereby represents, warrants and certifies to the Company that the undersigned is resident in British Columbia or is otherwise subject to the securities laws of British Columbia, and is either (A) an “accredited investor” within the meaning National Instrument 45-106 (Prospectus and Registration Exemptions) on the basis that the undersigned fits within that category of “accredited investor” identified on the attached Schedule to this Representation Letter beside which the undersigned has marked its initials; or (B) is purchasing the Shares as a principal, and is (please check all applicable descriptions):

_____ (i) a director, senior officer or control person of the Company, or of an affiliate of the Company,

_____ (ii) a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Company, or of an affiliate of the Company,

_____ (iii) a parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Company or of an affiliate of the Company,

_____ (iv) a close personal friend of a director, senior officer or control person of the Company, or of an affiliate of the Company,

_____ (v) a close business associate of a director, senior officer or control person of the Company, or of an affiliate of the Company,

_____ (vi) a founder of the issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Company,

_____ (vii) a parent, grandparent, brother, sister or child of the spouse of a founder of the Company,

_____ (viii) a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in paragraphs (i) to (vii), or

_____ (ix) a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in paragraphs (i) to (vii).

DATED:

,2008

(Name of Subscriber – please print)

(Authorized Signature)

(Official Capacity – please print)

(please print name of individual whose signature appears above)

IMPORTANT:

IF APPLICABLE, PLEASE COMPLETE THE SCHEDULE TO THIS REPRESENTATION LETTER BY MARKING YOUR INITIALS BESIDE THE CATEGORY TO WHICH YOU BELONG.

SCHEDULE A TO EXHIBIT C
BRITISH COLUMBIA)

PLEASE COMPLETE THIS SCHEDULE BY MARKING YOUR INITIALS BESIDE THE CATEGORY OF “ACCREDITED INVESTOR” TO WHICH YOU BELONG.

Name of the Subscriber:

Authorized Signatory:

Date:                           ,2008

Meaning of “Accredited Subscriber”

The term “accredited investor” is defined in National Instrument 45-106 (Prospectus and Registration Exemptions) to mean (Please check all the categories that apply to you):

_____	(a) a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);
_____	(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
_____

(c)

a subsidiary of any person referred to in paragraphs (a) to (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

_____

(d)

a person registered under the securities legislation of a jurisdiction of Canada, or as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or Securities Act (Newfoundland and Labrador);

_____	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person referred to in paragraph (d);
_____	(f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;
_____

(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite’de gestion de la taxe scolaire de l’ile de Montreal or an intermunicipal management board in Quebec;

_____	(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
_____	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
_____

(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

_____

(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

_____	(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000;
_____	(m) a person , other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

_____

(n)

an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 (of NI-106) [Minimum amount investment], and 2.19 (of NI-106) [Additional investment in investment funds], or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (of NI-106) [Investment fund reinvestment];

_____

(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

_____

(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

_____

(q)

a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

_____

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction or the registered charity to give advice on the securities being traded;

_____	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) above in form and function;
_____

(t)

a person in respect of which all of the owners of interests, direct or indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

_____	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or
_____

(v)

a person that is recognized or designated by the securities regulatory or, except in Ontario and Quebec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in British Columbia after NI-106 comes into force

The following definitions relate to certain of the categories of “accredited investor” set forth above:

“adviser” means a person or company engaging in or holding itself out as engaging in the business of advising others with respect to investing in or the buying or selling of securities or exchange contracts;

“Canadian financial institution” means (a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act or (b) a bank, loan Company, trust company, insurance company, treasury branch, credit union or caisse populaire that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“financial assets” means cash, securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“fully managed account” means an account of a client for which a person makes investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“issuer” means a person or company who: (i) has a security outstanding; (ii) is issuing a security; or (iii) proposes to issue a security;

“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

“jurisdiction” means a province or territory of Canada, except when used in the term foreign jurisdiction;

“person” includes, an individual, a corporation, a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

“spouse” means, an individual who, (a) is married to another individual and is not living separate and apart with the meaning of the Divorce Act (Canada), from the other individual , (b) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender,;

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary; and

Affiliated Issuers

An issuer is affiliated with another issuer if one of them is the subsidiary of the other or if each of them is controlled by the same person.

Control

A person is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interest of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

All monetary references in this Schedule A Exhibit “1.6(A)” are in Canadian Dollars.

HepaLife Version 080508

Exhibit D

Investor Questionnaire

Delivered

Pursuant to the Subscription Agreement

Between

the Undersigned Subscriber

and

HepaLife Technologies, Inc.

To:

HepaLife Technologies, Inc.

60 State Street

Suite 700

Boston, MA

Telephone: 800-518-4879

Facsimile: 604-659-5029

This Investor Questionnaire is being delivered by the undersigned (the “Subscriber”) pursuant to the terms and conditions of the Subscription Agreement, between the Company and the undersigned (the “Subscription Agreement”) reference date April 28, 2008. The Subscriber has responded to the following questions in order to assist the Company in determining whether the Subscriber is an Accredited Investor, as defined in the Subscription Agreement.  All capitalized terms used herein and not otherwise defined shall have the respective meaning ascribed thereto in the Subscription Agreement.

THE SUBSCRIBER HAS MARKED, COMPLETED AND INITIALED ALL APPROPRIATE SPACES ON THE FOLLOWING PAGES INDICATING THE BASIS UPON WHICH THE SUBSCRIBER MAY QUALIFY TO PURCHASE AN INTEREST. [INITIALING FEWER THAN ALL SPACES APPLICABLE TO THE SUBSCRIBER MAY NOT PROVIDE THE COMPANY WITH ENOUGH INFORMATION TO DETERMINE IF THE SUBSCRIBER IS A QUALIFIED INVESTOR].

Please complete Schedules I and II to this Investor Questionnaire to the extent applicable.

The Subscriber represents and warrants that all of the information provided by it, him or her  herein or in any exhibit hereto is true and correct as of the date hereof.

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Part I:

Accredited Investor

I confirm that I am an "accredited investor" as defined under Rule 501 of Regulation D of the Securities Act as checked below [Check and initial whichever statements are applicable]:

(1) The Subscriber is  ☐ a natural person, ☐ a trust, ☐ a corporation, ☐ a partnership, ☐ other (please specify) ______________________.

(2)  The Subscriber ☐ has ☐ has not consulted with or been advised by anyone serving in the capacity of a investor representative in evaluating the risks and merits of the purchase of the Offered Units except as follows [if none, insert “NONE”].

If the Subscriber has consulted with a Subscriber representative, certain additional documentation (Schedule B hereto) must be completed by the Subscriber and such advisor and submitted to the Company. The Subscriber, or the Subscriber and the investor representatives listed above together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

If the Subscriber is a natural person, please complete items (3) through (7).  If the Subscriber is other than a natural person, please complete item (8).

(3)       State principal occupation: ______________________________________.

(4)

I have a net worth (or joint net worth with my spouse) of $1,000,000 or more.

[   ] Yes

[   ] No

(5)

I had an individual income in each of the last two years of $200,000 or more; and I reasonably expect to have an individual income in the current year of:

[   ] Yes

[   ] No

(6)

My spouse and I had a joint income in each of the last two years of $300,000 or more; and my spouse and I reasonably expect to have a joint income in the current year of at least $300,000.

[   ] Yes

[   ] No

(7)

I am a director, executive officer, or general partner of the issuer of the Offered Shares being sold, or a director, executive officer or general partner of a general partner of the issuer.

[   ] Yes

[   ] No

(8)

For prospective Subscribers which are not natural persons (Please Check and initial all appropriate boxes).

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☐

The Subscriber is a corporation and has not been formed for the specific purposes of acquiring the Shares and has total assets exceeding $5,000,000.

☐

The Subscriber is a trust, has total assets exceeding $5,000,000 and was not formed for the specific purpose of acquiring the Shares.  The decision to invest in the Company by the trust was made by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment. Identify the name and principal occupation of each such person directing the investment decision.

__________________________________________________________________

__________________________________________________________________

☐

The Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, has not been formed for the specific purpose of acquiring Shares and has total assets exceeding $5,000,000.

☐

The Subscriber is an entity in which all of the equity owners are (a) individuals who have individual or joint income in excess of $200,000 or $300,000, respectively, in each of the past two years and reasonably expect a similar level of income in the current year, (b) individuals whose net worth exceeds $1,000,000; or (c) entities which are “accredited investors” (as such item is defined in Rule 501 of Regulation D under the Securities Act).  Identify and haves each equity owner of the Subscriber sign opposite his name below, which signature shall be an representation by that individual that he satisfies the criteria of clause (a), (b) or (c) hereof  (Please complete and sign Schedule A hereto).

__________________________________________________________________

__________________________________________________________________

☐

The Subscriber is a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Exchange Act; and insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company  Act of 1940 or a business development company as defined in Section 2(a)(48) of that Securities Act; a Small Business Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee

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benefit plan within the  meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary as defined in Section 3(21) thereof, which is either a bank a savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited Subscribers.

☐

The Subscriber is a private business development company as defined in section 202(a) (22) of the Investment Advisers Act of 1940.

Part II:

General Business and Investment Experience

1.

Please check all applicable descriptions below for any general business, investment or professional experience that you posses.

☐ Securities Business Experience	☐ Small Business Experience
☐ Business Owner	☐ Financial Advisor
☐ Insurance Experience	☐ Maintain Brokerage Accounts
☐ Attorney or Accountant	☐ Frequent Investor in private offerings
☐ Self employed	☐ Technology Experience
☐ Own other penny stocks	☐ Stock Broker/Dealer

2.

Do you consider yourself knowledgeable about general business matter?

☐ Yes ☐  No

3.

Do you make your own business decisions?

☐ Yes ☐  No

4.

Do you keep informed of business, financial or economic

trends and conditions?

☐ Yes ☐  No

5.

Do you read financial publications or watch or listen

to programs with financial themes?

☐ Yes ☐  No

6.

Do you invest in stocks, bonds, mutual funds, private businesses or auction industry?

☐ Yes ☐  No

7.

Have you ever been a principal in a partnership, or an officer or or director in a corporation or similar entity?

☐ Yes ☐  No

8.

Have you every had or shared responsibility for running a business?

☐ Yes ☐  No

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9.

Do you have more than 6 years of general business experience?

☐ Yes ☐  No

10.

Do you understand financial statements and balance sheets?

☐ Yes ☐  No

11.

Have you worked with attorneys and/or financial professionals regarding business matters?

☐ Yes ☐  No

Part III: General Information About the Subscriber (if a natural Person)

(1)

My educational background is as follows:

College:____________

Degree:_____________

Year:___________

Graduate School:

__________

Degree:______

Year:________

Professional School:

__________

Degree:_______

Year:_______

(2)

I am _________ years of age.

(3)

I ☐ am ☐ am not an executive officer, director or shareholder of other public companies.

☐ (1)

(Applicable only if no Company Representative is acting for the Subscriber.)  The Subscriber has not authorized any person or institution to act as his Company Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with this transaction.  The Subscriber is experienced in investment and business matters and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment in the Shares being offered on the terms and conditions set forth in this Agreement which the Subscriber has read and understands.  In connection with his review of this Agreement, the Subscriber has consulted with such independent legal counsel or other advisers considered appropriate to assist the Subscriber in evaluating his proposed investment in the Company.  In particular, and not in limitation of the foregoing, the Subscriber has taken full cognizance of and understands: (i) the terms and conditions of this Agreement; and (ii) that there are substantial "Risk Factors” associated with the purchase of Shares.

 ☐ (2)  (Applicable only if a Company Representative is acting for the Subscriber).

(a)

has acted as the Investor Representative of the Subscriber. A copy of the Investor Representative Acknowledgment (in the form attached hereto as Schedule B), has been completed signed and delivered to the Company by both the Subscriber and Investor Representative.

(b)

In evaluating a potential purchase of the Shares, the Subscriber has been advised by the Investor Representative as to the merits and risks of the investment in general and the suitability of the   investment for the Subscriber in particular;

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(c)

The Investor Representative has confirmed to the Subscriber, in writing, (a copy of which instrument shall be delivered to you upon execution of the Subscription Agreement) the specific details of any and all past, present or future material relationships, actual or contemplated,   between the Company Representative and the Company or any affiliate of any of the foregoing;   and

(d)

The Subscriber has reviewed with such Investor Representative and, accordingly, has taken full cognizance of and understands the terms and conditions of this Agreement; and

(e)

Either directly or through his Investor Representative, the Subscriber has:

(1)

Been furnished with such other information in connection with this transaction as has been requested;

(2)

Been afforded the opportunity to ask questions of and receive answers from the Company or persons acting on his behalf concerning the terms and conditions of the transaction and to obtain any additional information, to the extent that the Company possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent he considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Subscribed for Units.

(f)

The Subscriber has signed and delivered the Investor Representative Acknowledgement.

In Witness Whereof the Subscriber has signed this Investor Questionnaire on this     th day of                                    ,2008.

Name of Subscriber:

By Authorized Signatory:

Print Name if Other

Than Subscriber:

Title of Signatory:

6

HepaLife Version 080508

Schedule A to Exhibit D

To the Investor Questionnaire Delivered

Pursuant to Subscription Agreement

Reference Dated As of April 28, 2008 between the undersigned

And

HepaLife Technologies, Inc.

TO BE COMPLETED ONLY BY SHAREHOLDERS, PARTNERS OR GRANTORS OF CERTAIN CORPORATIONS, PARTNERSHIPS AND TRUSTS, RESPECTIVELY, WHO ARE PURCHASING THE SUBSCRIPTION SHARES, AS ACCREDITED INVESTORS ON THE BASIS THAT ALL SUCH SHAREHOLDERS, PARTNERS OR GRANTORS THEREOF ARE ACCREDITED INVESTORS.

To:

HepaLife Technologies, Inc.

60 State Street

Suite 700

Boston, MA

Telephone: 800-518-4879

Facsimile: 604-659-5029

Dear Sir;

Please be advised that the undersigned is a shareholder, partner, or grantor of/or in ____________________________________ (the "Subscriber"), a corporation/partnership/trust (circle applicable status).  The undersigned is aware that, for purchase of the Subscribed for Units (as defined in and subject to the terms of the Subscription Agreement of even date herewith between the Subscriber and  HepaLife Technologies, Inc. (the "Company"), certain corporations, partnerships, trusts or other entities may qualify to purchase Subscribed for Units, as an "Accredited Investor" as defined in Regulation D as promulgated by the Securities and Exchange Commission if all of their equity owners are Accredited Investors.

Accordingly, with knowledge that it will be relied upon by the Company, the undersigned certifies and represents that (as applicable, please initial):

__________(i)

the undersigned has an individual net worth, or joint net worth with his/her spouse, in excess of $1,000,000; or,

_________(ii)

the undersigned had an individual income in excess of $200,000 in each of the two most recent years or joint income with his/her spouse in excess of $300,000 in each of those two years and has a reasonable expectation of reaching the same income level in the current year; or,

_________(iii)

the undersigned is a company  or partnership not formed for the specific purpose of acquiring the securities offered hereby, with total assets in excess of $5,000,000.

Dated:                         ,2008

___________________________

[Signature]

Print Name

1

HepaLife Version 080508

Schedule B to Exhibit D

 INVESTOR REPRESENTATIVE ACKNOWLEDGMENT

Confirmation of Appointment by Subscriber

Pursuant to Subscription Agreement

Reference Dated As of April 28, 2008 between the undersigned

And

HepaLife Technologies, Inc.

[TO BE COMPLETED ONLY IF AN INVESTOR REPRESENTATIVE HAS BEEN APPOINTED BY THE SUBSCRIBER].

Name of Subscriber:

The undersigned (the "Subscriber") has appointed the person named below as the Subscriber's  representative in connection with the Subscription Agreement, dated as of
April 28, 2008 (the “Subscription Agreement”). All capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Subscription Agreement.

Signature of Subscriber (if an individual):

 ____________________________

Name:

Signature of Subscriber (if not an individual):

Name:

By: _______________________

Name:

Title:

Acknowledgment by Subscriber Representative

Please complete the following questions fully, attaching additional sheets if necessary.

1.

Name of Investor Representative:

Age:

Address:

2.

Present occupation or position, indicating period of such practice or employment and field or professional specialization, if any:

3.

List any business or professional education, including degrees received, if any:

1

4.

Have you had prior experience in advising clients with respect to investments of this type:  [  ] Yes     [  ] No

5.

List any professional license or registrations, including bar admissions, accounting certifications, real estate brokerage licenses, and SEC or state broker-dealer registration, held by you:

6.

Describe generally any business, financial or investment experience that would help you to evaluate the merits and risks of this investment:

7.

State how long you have known the Subscriber and in what capacity:

8.

Except as set forth in subparagraph (a) below, neither the subscriber’s representative nor any of my affiliates (as such term is defined in Rule 405 under the Securities Act of 1933, as amended) have any material relationship with the Company or any of its affiliates; no such material relationship has existed at any time during the previous two years; and no such material relationship is mutually understood to be contemplated:

(a) [Provide details]

(b) If a material relationship is disclosed in subparagraph (a) above, indicate the amount of compensation received or to be received as a result of such relationship.

9.

In advising the Subscriber in connection with the Subscriber's prospective investment in the Company, indicate whether you will be relying in part on the Subscriber's own expertise in certain areas.

[  ] Yes          [  ] No

10.

In advising the Subscriber in connection with the Subscriber's prospective investment in the Company, indicate whether you relying in part on the expertise of an additional purchaser representative or representatives.

[  ] Yes          [  ] No

11.

The undersigned understands and acknowledges that the Company will be relying on the accuracy and completeness of his responses to the foregoing questions; and,  accordingly, represent and warrant to the Company as follows:

(a)  The undersigned is acting as Subscriber’s Representative for the Subscriber in connection with the Subscriber's prospective acquisition of Offered Units;

(b) The answers to the above questions are complete and correct and may be relied on by the Company in determining whether the Offering is exempt from registration under the Securities Act of 1933, as amended, and applicable state securities statutes;

2

(c) The undersigned will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by the Subscriber of any interest in the proposed investment;

(d) The undersigned is not an affiliate, partner or employee of the Company or an affiliate, partner, officer, director or other employee of the Company's affiliates, or a beneficial owner of 10% or more of any class of the equity securities of the Company or any of its affiliates;

(e) The undersigned has disclosed to the Subscriber in writing prior to the Subscriber's acknowledgment of me as his/her/its Subscriber Representative, any material relationship with the Company or its affiliates disclosed above; and

(f) The undersigned personally (or, together with the Subscriber or the Additional Subscriber Representative, if any, indicated above) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Subscriber's prospective acquisition of  Offered Units.

EXECUTED as of this           th day of                          , 2008.

Name:

By: __________________________________

Subscriber Representative Signature

Name (Print):

Title:

Address:

Telephone:

Facsimile:

Email Address:

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